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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 ==============

                                    FORM 8-K

                                 ==============

                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


                                 March 31, 1999

                          ____________________________
                Date of report (Date of earliest event reported)

                         ASSISTED LIVING CONCEPTS, INC.
             (exact name of registrant as specified in its charter)


      NEVADA                                1-13498                          93-1148702
____________________                  ____________________              ____________________
(State or other jurisdiction         Commission File Number               (I.R.S. Employer
   of incorporation or                                                 Identification Number)
      organization)

          11835 NE Glenn Widing Drive, Bldg E, Portland, OR 97220-9057
       _________________________________________________________________
              (Address of Principal Executive Offices) (Zip Code)


                                 (503) 252-6233
       _________________________________________________________________
              (Registrant's telephone number, including area code)


                                 Not Applicable
       _________________________________________________________________
         (Former name or former address, if changed since last report.)

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ITEM 5.  OTHER EVENTS

         The press release dated March 31, 1999 of Assisted Living Concepts, Inc. (the "Company"), filed as an exhibit to this Current Report on Form 8-K, is incorporated herein by reference.

         Twelve complaints have been filed against the Company and certain of its officers and directors in the United States District Court for the District of Oregon since February 2, 1999. The complaints, which the Company expects will be consolidated into one action, purport to be brought as class actions on behalf of purchasers of the Company's common stock (during the period from April 29, 1997 or July 28, 1997 through February 1, 1999) and of the Company's 6% and 5.625% convertible debentures (from the date of their initial issuance through February 1, 1999). The complaints allege violations of Section 10(b) of the Securities and Exchange Act of 1934, as amended (the "1934 Act"), and Rule 10b-5 promulgated thereunder and violations of Section 20(a) of the 1934 Act. The complaints seek unspecified losses allegedly incurred as a result of the decline in the price of the Company's stock and debentures following the February 1, 1999 announcement of the Company's restatement of earnings for 1997 and for the first three quarters of 1998 and of the termination of the Agreement and Plan of Merger among the Company, American Retirement Corporation, and Pioneer Merger Corporation. The Company is unable to predict the outcome of the foregoing litigation and currently is unable to evaluate the likelihood of its success in each case or the range of possible loss. However, if the foregoing actions were determined adversely to the Company, such judgments could have a material adverse effect on the Company's financial position, results of operations, cash flow and liquidity.
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ITEM 7.      FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(a) and (b)  None.

(c) The following document is furnished as an Exhibit to this Current Report on Form 8-K pursuant to Item 601 of Regulation S-K:

             99. Press release dated March 31, 1999 of Assisted Living Concepts, Inc.

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                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          ASSISTED LIVING CONCEPTS, INC.



                                          By:        /s/ Sandra Campbell
                                              -----------------------------
                                              Name:  Sandra Campbell
                                              Title: Senior Vice President,
                                              General Counsel and Secretary

Date: March 31, 1999

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                                 EXHIBIT INDEX

EXHIBIT NO.        DOCUMENT DESCRIPTION

99.          Press release dated March 31, 1999 of Assisted Living Concepts,
             Inc.